                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  FEBRUARY 5, 1997

                          ____________________________


                        HOUSTON INDUSTRIES INCORPORATED
             (Exact name of registrant as specified in its charter)


                   TEXAS                                      1-7629                          74-1885573
        (State or other jurisdiction                        (Commission                    (I.R.S. Employer
             of incorporation)                             File Number)                  Identification No.)


                              1111 LOUISIANA
                              HOUSTON, TEXAS                                         77002
                 (Address of principal executive offices)                          (ZIP Code)


      Registrant's telephone number, including area code:  (713) 207-3000

                          ____________________________


                        HOUSTON LIGHTING & POWER COMPANY
             (Exact name of registrant as specified in its charter)


                   TEXAS                                      1-3187                          74-0694415
        (State or other jurisdiction                        (Commission                    (I.R.S. Employer
             of incorporation)                             File Number)                  Identification No.)



                              1111 LOUISIANA
                              HOUSTON, TEXAS                                         77002
                 (Address of principal executive offices)                          (ZIP Code)

      Registrant's telephone number, including area code:  (713) 207-1111

This combined Form 8-K is separately filed by Houston Industries Incorporated (Company) and Houston Lighting & Power Company (HL&P). Information contained herein relating to HL&P is filed by the Company and, separately, by HL&P on its own behalf. HL&P makes no representation as to information relating to the Company and its subsidiaries (other than HL&P)


ITEM 5.             OTHER EVENTS.

The Company and NorAm Energy Corp. (NorAm) are in the process of obtaining regulatory approvals necessary to close their merger, which was announced in August, 1996. Approvals have been received from all state regulatory commissions and municipalities whose prior approval was required (Arkansas having conditioned its approval on the parties obtaining approvals from other regulatory authorities). The last state approval, from Minnesota, was received on February 6, 1997. In addition, the pre-merger notification period prescribed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 has expired. There remains pending with the U.S. Securities and Exchange Commission an application for an order exempting the Company from the registration requirements of the Public Utility Holding Company Act of 1935 following the merger.

In September, a subsidiary of NorAm, NorAm Energy Services, Inc. (NES), which is engaged in the business of power marketing in interstate commerce at market-based rates, filed a notification with the Federal Energy Regulatory Commission (FERC) advising of its pending change in status by virtue of the merger. The parties do not believe that FERC action is required prior to consummation of the merger, in response to that notification or otherwise. However, on February 5, 1997, FERC initiated a jurisdictional inquiry to determine whether its prior approval of the merger is required under Section 203 of the Federal Power Act. FERC directed NES to set forth its views as to whether such prior approval may be required because of the jurisdictional status of NES as a power marketer. In the alternative, FERC invited NES to submit an application for approval of the merger transaction under Section 203 of the Federal Power Act. FERC directed NES to submit its views regarding FERC jurisdiction or an application within 30 days of the order. HL&P and NorAm continue to believe that no prior FERC approval is required by law for their merger agreement and that application of FERC jurisdiction to a transaction of this nature would be unprecedented.

The Company and NorAm are studying FERC's order and evaluating their alternatives. They expect to file a response with FERC in the near future. If FERC's inquiry results in an approval proceeding under Section 203, consummation of the merger is likely to be materially delayed. For additional information regarding these matters, reference is made to the Order and HI's press release, each of which is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

ITEM 7.             FINANCIAL STATEMENTS AND EXHIBITS.



      (c)           Exhibits.

                    99.1         Press Release dated February 6, 1997

                    99.2         Order Initiating Jurisdictional Inquiry
                                 (Docket No. EL97-25-000) dated February 5, 1997

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOUSTON INDUSTRIES INCORPORATED
                                                 (Registrant)



                                           /s/ Mary P. Ricciardello
                                        ------------------------------
                                             Mary P. Ricciardello
                                        Vice President and Comptroller




Date: February 10, 1997

                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        HOUSTON LIGHTING & POWER COMPANY
                                                 (Registrant)



                                           /s/ Mary P. Ricciardello
                                        ------------------------------
                                             Mary P. Ricciardello
                                        Vice President and Comptroller




Date: February 10, 1997

                                 EXHIBIT INDEX

       Exhibit
       Number                Exhibit Description
       -------               -------------------
        99.1         Press Release dated February 6, 1997

        99.2         Order Initiating Jurisdictional Inquiry
                     (Docket No. EL97-25-000) dated February 5, 1997